EXHIBIT 99

TERM SHEETS


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Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2005-C16
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Transaction Terms
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Structure Overview
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OFFERED CERTIFICATES

                                              Approx.                                                  Assumed
        Expected Ratings                        % of        Approx.      Weighted                       Final
        ----------------     Certificate    Cut-Off Date    Credit       Average       Principal     Distribution
Class     S&P      Moody's    Balance(1)    Pool Balance    Support    Life(yrs)(2)    Window(2)       Date(2)      Rate Type
-----------------------------------------------------------------------------------------------------------------------------
A-1       AAA        Aaa      $70,861,000          3.434%    20.000%           2.69   02/05-09/09      09/15/09       Fixed
A-2       AAA        Aaa     $621,678,000         30.128%    20.000%           4.81   09/09-12/09      12/15/09       Fixed
A-3       AAA        Aaa      $44,176,000          2.141%    20.000%           5.82   12/09-10/11      10/15/11       Fixed
A-4       AAA        Aaa      $68,587,000          3.324%    20.000%           6.85   10/11/-12/11     12/15/11       Fixed
A-5       AAA        Aaa      $64,651,000          3.133%    20.000%           8.30   12/11-09/14      09/15/14       Fixed
A-6       AAA        Aaa     $569,152,000         27.583%    20.000%           9.74   09/14-11/14      11/15/14       Fixed
A-J       AAA        Aaa     $131,545,000          6.375%    13.625%           9.88   12/14-12/14      12/15/14       Fixed
B          AA        Aa2      $56,744,000          2.750%    10.875%           9.88   12/14-12/14      12/15/14     Fixed(3)
C         AA-        Aa3      $25,793,000          1.250%     9.625%           9.88   12/14-12/14      12/15/14     Fixed(3)
D          A         A2       $33,531,000          1.625%     8.000%           9.88   12/14-12/14      12/15/14     Fixed(3)
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


NON-OFFERED CERTIFICATES

                                                   Approx.                                                   Assumed
          Expected Ratings                           % of        Approx.      Weighted                        Final
          ----------------      Certificate      Cut-Off Date    Credit       Average        Principal     Distribution
Class       S&P      Moody's     Balance(1)      Pool Balance    Support    Life(yrs)(2)     Window(2)       Date(2)      Rate Type
-----------------------------------------------------------------------------------------------------------------------------------
A-1A(4)     AAA        Aaa       $211,648,000          10.257%    20.000%        (4)             (4)            (4)       Fixed(3)
E (4)        A-        A3         $20,635,000           1.000%     7.000%        (4)             (4)            (4)       Fixed(3)
F (4)       BBB+      Baa1        $25,793,000           1.250%     5.750%        (4)             (4)            (4)        WAC(5)
G (4)       BBB       Baa2        $20,634,000           1.000%     4.750%        (4)             (4)            (4)        WAC(5)
H (4)       BBB-      Baa3        $28,373,000           1.375%     3.375%        (4)             (4)            (4)        WAC(5)
J (4)       BB+        Ba1         $2,579,000           0.125%     3.250%        (4)             (4)            (4)       Fixed(3)
K (4)        BB        Ba2         $7,738,000           0.375%     2.875%        (4)             (4)            (4)       Fixed(3)
L (4)       BB-        Ba3        $10,317,000           0.500%     2.375%        (4)             (4)            (4)       Fixed(3)
M (4)        B+        B1          $5,159,000           0.250%     2.125%        (4)             (4)            (4)       Fixed(3)
N (4)        B         B2          $5,158,000           0.250%     1.875%        (4)             (4)            (4)       Fixed(3)
O (4)        B-        B3          $5,159,000           0.250%     1.625%        (4)             (4)            (4)       Fixed(3)
P (4)        NR        NR         $33,531,240           1.625%     0.000%        (4)             (4)            (4)       Fixed(3)
EH (4)       NR        NR          $2,997,070              N/A        N/A        (4)             (4)            (4)       Fixed(6)
TO (4)       NR        NR            $498,974              N/A        N/A        (4)             (4)            (4)       Fixed(6)
X-C (4)     AAA        Aaa     $2,063,442,240(7)           N/A        N/A        N/A             N/A            (4)       Variable
X-P (4)     AAA        Aaa     $1,989,471,000(7)           N/A        N/A        N/A             N/A            (4)       Variable
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


(1)   Subject to a permitted variance of plus or minus 5.0%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.

(3) The pass-through rates applicable to the Class A-1A, Class B, Class C, Class D, Class E, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(4) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(5) The pass-through rate applicable to the Class F, Class G and Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(6) Because the related mortgage loan accrues interest on an "actual/360" basis but the Class EH and Class TO Certificates accrue interest on a "30/360" basis, the pass-through rate in certain months on such classes may be adjusted higher or lower depending on the number of days in the related interest accrual period.

(7) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.



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                               WACHOVIA SECURITIES
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